UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
March 23, 2006

TEDA TRAVEL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49846	11-3177042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2102, Chinachem Century Tower	N/A
178 Gloucester Road, Wanchai, Hong Kong	(Zip Code)

(852) 2833-2186
Registrant’s telephone number, including area code:

_________________________________________________________________________________
(Former name or former address, if changed since last report)

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 23, 2006 Godfrey Hui Chin Tong resigned as Chief Financial Officer of the Company.  Mr. Hui, Chief Executive Officer, acted as interim Chief Financial Officer until the appointment of Mr. Mok.

On March 23, 2006 the board of directors of TEDA Travel Group Inc., (“the Company”), appointed Benedict Fung as the President of the Company and Daley Mok as the Chief Financial Officer and Principal Accounting Officer of the Company, effective March 23, 2006.

Mr. Fung, age 58, has been employed by the Company since January 3, 2006.  Prior to joining the Company, Mr. Fung served as Director and Chief Financial Officer of Masterpipings Holdings Limited from March 2003 to January 2006.  From March 2001 to March 2003, Mr. Fung served as a Director and Vice President, Finance of AIC Asia Int’l corporation.  Mr. Fung has been active in the hospitality industry for more than twenty years, working as Executive Vice President/Executive Director in various international hotel chains and publicly-listed hotel investment companies including Mandarin Oriental, Hyatt International, the Peninsula Hotel Group, Regal International Hotels, STDM Hotels (Macau) and the Miramar Hotel Group.  He holds a degree in hospitality management and is member of the British Association of Hospitality Accountants and International Association of Hospitality Accountants USA.

Mr. Mok, age 45, has been employed by the Company since January 3, 2006.  Prior to joining the Company, Mr. Mok served as Director of DM Services, a business consulting firm from March 2001 to January 2006.  Mr. Mok started his career in auditing with Peat Marwick, before progressing to the commercial field.  Having worked in both Hong Kong and Australia, Mr. Mok has gathered over twenty years experience in multinational companies including the Swire Group, the CLP Group, Digital Equipment Corporation, CDH Properties, the Grosvenor Shaw Group and the Grass Valley Group.  Mr. Mok is a qualified accountant with memberships in both the Hong Kong Institute of Certified Public Accountants and CPA Australia. He holds a bachelor’s and a master’s degree in business administration, as well as a master’s degree in laws, specializing in international business law.

There are no transactions during the last two years, or proposed transactions, to which the Company was or is a party, in which Mr. Fung or Mr. Mok had or is to have a direct or indirect material interest in excess of $60,000.

  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

TEDA TRAVEL GROUP, INC.

Date: March 23, 2006	By:	/s/ Godfrey Chin Tong Hui
Godfrey Chin Tong Hui
Chief Executive Officer